                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         We, the undersigned directors of Wachovia Corporation, and each of us, do hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them (either of whom may act without the consent or joinder of the other), our attorneys-in-fact and agents with full power of substitution for us and in our name, place and stead, in any and all capacities, to file a Registration Statement on Form S-4 or other applicable form, relating to one or more offerings of the Corporation's common stock, with the Securities and Exchange Commission, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, we the undersigned have executed this Power of Attorney this 27th day of October, 1995.


/s/ L.M. Baker, Jr.                                         /s/ Rufus C. Barkley, Jr.
---------------------------------------------------         -------------------------------------------------------------
L.M. Baker, Jr.                                             Rufus C. Barkley, Jr.

/s/ Crandall C. Bowles                                      /s/ John L. Clendenin
---------------------------------------------------         -------------------------------------------------------------
Crandall C. Bowles                                          John L. Clendenin

/s/ Lawrence M. Gressette, Jr.                              /s/ Thomas K. Hearn, Jr.
---------------------------------------------------         -------------------------------------------------------------
Lawrence M. Gressette, Jr.                                  Thomas K. Hearn, Jr.

/s/ W. Hayne Hipp                                           /s/ Robert M. Holder, Jr.
---------------------------------------------------         -------------------------------------------------------------
W. Hayne Hipp                                               Robert M. Holder, Jr.

/s/ Donald R. Hughes                                        /s/ F. Kenneth Iverson
---------------------------------------------------         -------------------------------------------------------------
Donald R. Hughes                                            F. Kenneth Iverson

/s/ James W. Johnston                                       /s/ John G. Medlin, Jr.
---------------------------------------------------         -------------------------------------------------------------
James W. Johnston                                           John G. Medlin, Jr.

/s/ Wyndham Robertson                                       /s/ Herman J. Russell
---------------------------------------------------         -------------------------------------------------------------
Wyndham Robertson                                           Herman J. Russell

/s/ Sherwood H. Smith, Jr.                                  /s/ Charles McKenzie Taylor
---------------------------------------------------         -------------------------------------------------------------
Sherwood H. Smith, Jr.                                      Charles McKenzie Taylor